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                                                                    Exhibit 10.1

            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

      Agreement made this 4th day of March, 2006, by and among (i) Optium Corporation, a Delaware corporation (the "COMPANY") and (ii) those persons whose names are set forth under the heading "Investors" on the signature pages hereto.

      WHEREAS, the Company and certain of the Investors entered into an Amended Registration Rights Agreement dated May 23, 2001 as amended on July 12, 2001, July 31, 2003 and May 12, 2004 (the "EXISTING REGISTRATION RIGHTS AGREEMENT");

      WHEREAS, certain of the Investors are, on the date hereof, acquiring up to 24,475,897 shares of Series D-1 Senior Convertible Preferred Stock, par value $0.0001 per share, of the Company (the "SERIES D-1 PREFERRED STOCK" and, together with the Series A Convertible Preferred Stock, par value $0.0001 per share of the Company (the "SERIES A PREFERRED STOCK"), Series B Convertible Preferred Stock, par value $0.0001 per share, of the Company (the "SERIES B PREFERRED STOCK"), Series C Senior Convertible Preferred Stock, par value $0.0001 per share, of the Company (the "SERIES C PREFERRED STOCK") and Series D Senior Convertible Preferred Stock, par value $0.0001 per share of the Company (the "SERIES D PREFERRED STOCK"), the "PREFERRED STOCK") pursuant to that certain Stock Exchange Agreement by and between the Company, the Investors and the other parties thereto dated March 4, 2006 (the "STOCK EXCHANGE AGREEMENT");

      WHEREAS, the Company has agreed to grant to the Investors party to the Stock Exchange Agreement, as an inducement to such Investors to enter into the Stock Exchange Agreement, the rights granted to such Investors as set forth in this Agreement;

      WHEREAS, the Investors party to the Stock Exchange Agreement have agreed to be bound to, as an inducement to the Company to enter into the Stock Exchange Agreement, the obligations of such Investors as set forth in this Agreement; and

      WHEREAS, the Company and certain of the Investors are parties to the Existing Registration Rights Agreement, represent the requisite Investors necessary to amend and restate the Existing Registration Rights Agreement pursuant to Section 14(d) of the Existing Registration Rights Agreement and desire to amend and restate the Existing Registration Rights Agreement in its entirety as set forth below.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

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      "CHARTER" shall mean the Fifth Amended and Restated Certificate of
Incorporation as filed with the Delaware Secretary of State.

      "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      "CONVERSION SHARES" shall mean shares of Common Stock issued or issuable upon conversion of the Preferred Shares, and any shares of capital stock received in respect thereof.

      "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "KPLJ SHARES" shall mean up to 2,000,000 shares of Common Stock issued or issuable to Kalkhoven Pettit Levin and Johnson Ventures, LLC ("KPLJ") by the Company.

      "PREFERRED SHARES" shall mean the shares of Preferred Stock subject to this Agreement.

      "PREFERRED STOCK" shall mean, collectively, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series D-1 Preferred Stock.

      "PRINCIPALS" shall mean Guifang Li, Patrick LiKamWa and Paul Yu.

      "REGISTRATION EXPENSES" shall mean the expenses so described in SECTION 8.

      "REGISTRABLE STOCK" shall mean (1) the Conversion Shares, excluding Conversion Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act, (2) for purposes of SECTIONS 2, 3, 4 and 5 hereof, up to 9,600,000 shares of Common Stock held by the Principals (the "PRINCIPALS' SHARES"), but excluding shares of Common Stock which have been
(a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act, (3) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Investors pursuant to the right of first refusal as set forth in
Section 2 of the Second Amended and Restated Stockholders Agreement dated as of the date hereof and (4) the KPLJ Shares.

      "SECURITIES ACT" shall mean the Securities Act of 1933 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "SECURITIES LAWS" shall mean the Securities Act and all applicable state securities laws, rules and regulations in effect at the time.

      "SELLING EXPENSES" shall mean the expenses so described in SECTION 8.

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      2.    RESTRICTIVE LEGEND. Each certificate representing Preferred Shares,
Conversion Shares or Registrable Stock shall, except as otherwise provided in this SECTION 2 or in SECTION 3, be stamped or otherwise imprinted with a legend substantially in the following form:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS."

A certificate shall not bear such legend if, in the opinion of counsel reasonably satisfactory to the Company, the securities being sold thereby may be publicly sold without registration under the Securities Act.

      3. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Preferred Shares, Conversion Shares or Registrable Stock (other than under the circumstances described in SECTIONS 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; PROVIDED, HOWEVER, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership), to one or more members of the transferor (in the case of a transferor that is a limited liability company) or to an affiliated corporation (in the case of a transferor that is a corporation); PROVIDED, FURTHER, HOWEVER, that any transferee other than a partner or affiliate of the transferor shall execute and deliver to the Company a representation letter in form reasonably satisfactory to the Company's counsel to the effect that the transferee is acquiring Registrable Stock for its own account, for investment purposes and without any view to distribution thereof. Each certificate for Preferred Shares or Conversion Shares transferred as above provided shall bear the legend set forth in SECTION 2, except that such certificate shall not bear such legend if (i) such legend may be removed in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Laws. The restrictions provided for in this SECTION 3 shall not apply to securities which are not required to bear the legend prescribed by SECTION 2 in accordance with the provisions of that Section.

      4.    REQUIRED REGISTRATION.

      (a) On or after the earlier of (i) May 23, 2006 or (ii) 180 days after such time as the Company becomes subject to the reporting requirements under the Exchange Act, either (x) the holders of shares of Registrable Stock (excluding the Principals' Shares) constituting at least

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a majority in interest of the total shares of Registrable Stock issued or issuable upon conversion of the issued shares of Series A Preferred Stock or (y) the holders of shares of Registrable Stock (excluding the Principals' Shares) constituting at least thirty-five percent (35%) of the total shares of Registrable Stock issued or issuable upon conversion of the issued shares of Series B Preferred Stock may request the Company to register under the Securities Act all or any portion of the shares of Registrable Stock held by such requesting holder or holders for sale in the manner specified in such notice (subject to the limitations set forth in subsection 4(d) hereof), PROVIDED, that the aggregate price to the public of such offering would exceed $5,000,000. For purposes of this SECTION 4 and SECTIONS 5, 6, 13(a) and 13(d), the term "Registrable Stock" shall be deemed to include the number of shares of Registrable Stock which would be issuable to a holder of Preferred Shares upon conversion of all shares of Preferred Stock held by such holder at such time; PROVIDED, HOWEVER, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock; PROVIDED, FURTHER, HOWEVER, that, in any underwritten public offering contemplated by this SECTION 4 or SECTIONS 5 and 6, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this SECTION 4 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Registrable Stock shall have been entitled to join pursuant to SECTIONS 5 or 6.

      (b) Following receipt of any notice under this SECTION 4, the Company shall immediately notify all holders of Registrable Stock (including the Principals) and Preferred Shares from whom notice has not been received and such holders shall then be entitled within thirty (30) days thereafter to request the Company to include in the requested registration all or any portion of their shares of Registrable Stock. The Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition described in paragraph (a) above, the number of shares of Registrable Stock specified in such notice (and in all notices received by the Company from other holders within thirty (30) days after the giving of such notice by the Company). The Company shall be obligated to register Registrable Stock pursuant to SECTION 4(a)(x) on two occasions only and pursuant to SECTION 4(a)(y) on two occasions only; PROVIDED, HOWEVER, that such obligation shall be deemed satisfied only when a registration statement covering at least eighty five percent (85%) of the offered shares of Registrable Stock specified in notices received as aforesaid for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective or if such registration statement has been withdrawn prior to the consummation of the offering at the request of the Investors (other than as a result of a material adverse change in the business or financial condition of the Company) and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

      (c) The Company (or at the option of the Company, the holders of Common Stock) shall be entitled to include in any registration statement referred to in this SECTION 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account or such other holders, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Registrable Stock to be sold subject to the limitations set forth in SUBSECTION 4(d) hereof).

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Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this SECTION 4 until the completion of the period of distribution of the registration contemplated thereby.

      (d) If in the opinion of the managing underwriter the inclusion of all of the Registrable Stock requested to be registered under this Section would adversely affect the marketing of such shares, (i) the shares to be sold by the Company or other holders of Common Stock (including any Registrable Stock held by the Principals) shall first be excluded, and (ii) the shares of Registrable Stock to be sold shall be excluded or reduced, as applicable, in such manner that the shares to be sold shall be allocated among the selling holders pro rata based on their ownership of Registrable Stock.

      5. INCIDENTAL REGISTRATION. If the Company at any time (other than pursuant to SECTION 4 or SECTION 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Stock for sale to the public), each such time it will give written notice to all holders of outstanding Registrable Stock of its intention so to do. Upon the written request of any such holder received by the Company within thirty (30) days after the giving of any such notice by the Company to register any of its Registrable Stock, the Company will use its best efforts to cause the Registrable Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with such written request) of such Registrable Stock so registered. In the event that any registration pursuant to this SECTION 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Stock to be included in such an underwriting may be reduced (first reducing the shares held by the Principals pro rata among the requesting Principals based upon the number of shares of Registrable Stock held by such requesting Principals, and then pro rata among the remaining requesting holders based upon the number of shares of Registrable Stock held by such requesting holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; PROVIDED, HOWEVER, that such number of shares of Registrable Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting Investors holding Registrable Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this SECTION 5 without thereby incurring any liability to the holders of Registrable Stock.

      6.    REGISTRATION ON FORM S-3; SUSPENSION.

      (a) Subject to a limit in any twelve (12) month period of (w) two requested registrations under this Agreement by the holders of shares of Registrable Stock issued or issuable upon the conversion of the Series A Preferred Stock, (x) one registration by holders of shares of Registrable Stock issued or issuable upon the conversion of the Series B Preferred Stock and (y) one registration by holders of shares of Registrable Stock issued or issuable upon

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the conversion of the Series D Preferred Stock and (z) one registration by holders of shares of Registrable Stock issued or issuable upon the conversion of the Series D-1 Preferred Stock, if at any time (i) a holder or holders of Registrable Stock then outstanding request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Registrable Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, (ii) such holder or holders represent at least thirty-five percent (35%) of the shares of Registrable Stock issued or issuable upon conversion of the Series B Preferred Stock in the case of a requested registration by holders of Registrable Stock that is subject to SECTION 6(a)(y) above have consented to such registration, (iii) such holder or holders represent at least thirty percent (30%) of the shares of Registrable Stock issued or issuable upon conversion of the Series D Preferred Stock in the case of a requested registration by holders of Registrable Stock that is subject to
SECTION 6(a)(y) above have consented to such registration (iv) such holder or holders represent at least a majority of the Shares of Registrable Stock issued or issuable upon conversion of the Series D-1 Preferred Stock in the case of a requested registration by holders of Registrable Stock that is subject to
SECTION 6(a)(z) above have consented to such registration and (v) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Stock specified in such notice. Whenever the Company is required by this SECTION 6 to use its best efforts to effect the registration of Registrable Stock, each of the procedures and requirements of SECTION 4 (including but not limited to the requirement that the Company notify all holders of Registrable Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, PROVIDED, HOWEVER, that there shall be a limit of four registrations on Form S-3 which may be requested and obtained under SECTION 6(a)(x).

      (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to register Registrable Stock under the Securities Act on registration statements ("REGISTRATION STATEMENTS") may, upon the reasonable determination of the Board of Directors made only once during any twelve (12) month period, be suspended in the event and during such period as unforeseen circumstances (including without limitation
(i) an underwritten primary offering by the Company (which includes no secondary offering) if the Company is advised in writing by its underwriters that the registration of the Registrable Stock would have a material adverse effect on the Company's offering, or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event which would require additional disclosure of material information by the Company in Registration Statements or such other filings, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with Securities and Exchange Commission (the "SEC") requirements) exist (such unforeseen circumstances being hereinafter referred to as a "SUSPENSION EVENT") which would make it impractical or inadvisable for the Company to file the Registration Statements or such other filings or to cause such to become effective. Such suspension shall continue only for so long as such event is continuing but in no event for a period longer than one hundred eight (180) days at any time prior to the time the Company becomes subject to the reporting requirements under the Exchange Act and ninety (90) days thereafter. The Company shall notify the Investors of the existence and nature of any Suspension Event.

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      7.    REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of SECTIONS 4, 5 or 6 to use its best efforts to effect the registration of any shares of Registrable Stock under the Securities Act, the Company will, as expeditiously as possible:

      (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to SECTION 4, shall be on Form S-1 or S-2 (or any successor form) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

      (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in PARAGRAPH (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

      (c) as expeditiously as possible, notify each selling holder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

      (d) furnish to each seller of Registrable Stock and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Stock covered by such registration statement;

      (e) use its best efforts to register or qualify the Registrable Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

      (f) use its best efforts to list the Registrable Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

      (g) immediately notify each seller of Registrable Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or does not comply with any requirements of the Securities Act, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable

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Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and shall comply with the requirements of the Securities Act;

      (h) if the offering is underwritten and at the request of any seller of Registrable Stock, use its best efforts to furnish to such seller on the date that Registrable Stock is delivered to the underwriters for sale pursuant to such registration: (i) a copy of an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, to such effect as reasonably may be requested by counsel for the underwriters, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

      (i) make available for inspection by each seller of Registrable Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

      (j) cooperate with the selling holders of Registrable Stock and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Stock to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriters may request at least two business days prior to any sale of Registrable Stock;

      (k) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement; and

      (l) permit any holder of Registrable Stock which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.

      For purposes of SECTION 7(a) and 7(b) and of SECTION 4(c), the period of distribution of Registrable Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Stock in any other registration shall be deemed to extend

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until the earlier of the sale of all Registrable Stock covered thereby and one hundred eighty (180) days after the effective date thereof.

      In connection with each registration hereunder, the sellers of Registrable Stock will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws and to make the registration statement correct, accurate and complete in all respects with respect to such sellers; PROVIDED, HOWEVER, that this requirement shall not be deemed to limit any disclosure obligation arising out of any seller's relationship to the Company if one of such seller's agents or affiliates is an officer, director or control person of the Company. In addition, the sellers shall, if requested by the Company, execute such other agreements, which are reasonably satisfactory to them and which shall contain such provisions as may be customary and reasonable in order to accomplish the registration of the Registrable Stock.

      In connection with each registration pursuant to SECTIONS 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature. The Company and each seller further agree that the managing underwriter shall be an investment banking firm of nationally recognized standing.

      8. EXPENSES. All expenses incurred by the Company in complying with SECTIONS 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees and expenses of one counsel for the selling holders of Registrable Stock in connection with the registration of Registrable Stock, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained, but excluding any Selling Expenses, are called "REGISTRATION EXPENSES." All underwriting discounts and selling commissions applicable to the sale of Registrable Stock and the fees and expenses of more than one counsel for the selling holders of Registrable Stock in connection with the registration of Registrable Stock are called "SELLING EXPENSES."

      The Company will pay all Registration Expenses in connection with each registration statement under SECTIONS 4, 5 or 6. All Selling Expenses in connection with each registration statement under SECTIONS 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

      9.    INDEMNIFICATION.

      (a) In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to SECTIONS 4, 5 or 6, the Company will indemnify and hold harmless each holder of Registrable Stock, its officers and directors, each underwriter of such Registrable

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Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder, officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Stock was registered under the Securities Act pursuant to SECTIONS 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Stock under the securities laws thereof (any such application, document or information herein called a "BLUE SKY APPLICATION"),
(iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,
(iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Registrable Stock in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on the seller's behalf (provided that in such instance the Company shall not be so liable if it has undertaken its best efforts to so register or qualify the Registrable Stock) and will reimburse each such holder, and such officer and director, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

      (b) In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to SECTIONS 4, 5 or 6, each seller of such Registrable Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other holder of Registrable Stock, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or, controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Stock was registered under the Securities Act pursuant to SECTIONS 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Stock covered by such registration statement.

      (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this SECTION 9 and shall only relieve it from any liability which it may have to such indemnified party under this
SECTION 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this SECTION 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

      (d) The indemnities provided in this SECTION 9 shall survive the transfer of any Registrable Stock by such holder.

      10. CHANGES IN COMMON STOCK OR PREFERRED STOCK. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

      11. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. The Company shall not, without the prior written consent of (i) the holders of a majority in interest of the outstanding shares of the Series A Preferred Stock and (ii) the holders of at least two thirds of the outstanding shares of the Series B Preferred Stock, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grants such holder or prospective holder rights to include securities of the Company in any registration statement, unless (a) such rights to include securities in a registration initiated by the Company or by the holder of the Preferred Shares are not more favorable than the rights granted to the Principals' Shares under SECTIONS 4, 5 and 6 of this Agreement, and (b) no rights are granted to initiate a registration, other than registration pursuant to a registration statement on Form S-3 (or its successor) in which holders of the Preferred Shares are entitled to include Registrable Shares on a pro rata basis with such holders based on the number of shares of Common Stock (on an as-converted basis) owned by the holders of the Preferred Shares and such holders.

      12. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Stock to the public without registration, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

      (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

      (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

      (c) furnish to each holder of Registrable Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Stock without registration.

      13. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to you as follows:

      (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

      (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent the indemnification provisions herein may be deemed not enforceable.

      14.   LIMITATIONS OF LIABILITY AND OBLIGATIONS OF CERTAIN INVESTORS.

      (a)   DEUTSCHE.

                    (i) Deutsche Asset Management (Australia) Limited as responsible entity of the Ericsson-Deutsche Technology Fund ("DEUTSCHE") is bound by this Agreement only in its capacity as responsible entity of the Ericsson-Deutsche Technology Fund (the "DEUTSCHE TRUST") and in no other capacity. A liability arising under or in connection with this Agreement is limited to, and can be enforced against Deutsche only to, the extent to which it can be satisfied out of the assets of the Deutsche Trust out of which Deutsche is actually indemnified for the liability. This limitation of Deutsche's liability applies despite any other provision of this Agreement and extends to all liabilities and obligations of Deutsche in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

                    (ii) No party may sue Deutsche in any capacity other than as responsible entity of the Deutsche Trust, including seeking the appointment of a receiver (except in relation to property of the Deutsche Trust), a liquidator, an administrator, or any similar person to Deutsche or prove in any liquidation, administration or arrangement of or affecting Deutsche (except in relation to property of the Deutsche Trust).

                    (iii) The provisions of this SECTION 14 do not apply to any obligation or liability of Deutsche to the extent that it is not satisfied because under the deed governing the Deutsche Trust or by operation of law there is a reduction in the extent of Deutsche's indemnification out of the assets of the Deutsche Trust, as a result of Deutsche's fraud, negligence or breach of trust.

                    (iv) No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement has authority to act on behalf of Deutsche in a way which exposes Deutsche to any personal liability, and no act or omission of any such person will be considered fraud, negligence or breach of trust of Deutsche for the purpose of SECTION 14(a)(iii) above.

                    (v) Notwithstanding any other provision of this Agreement, Deutsche:

                            (A)  is a funds management company which is part of
Deutsche Bank AG (the "DEUTSCHE GROUP");

                            (B)  is the responsible entity and manager of a
number of managed funds and trusts and has obligations and duties in relation to each of those managed funds and trusts that are similar to its obligations and duties in relation to the Deutsche Trust;

                            (C)  may, and other entities in the Deutsche Group
may, invest funds in companies or other entities that may compete with the Company or Engana Pty Ltd; and

                            (D)  cannot foster and promote the business of the
Optium or the Company where such conduct would breach its obligations to, or adversely impact on, the shareholding of Deutsche or other entities in the Deutsche Group in any such competing company or entity in which funds managed by Deutsche have been invested.

                    (vi) Deutsche warrants that, in respect of the Deutsche Trust, as at the date of this Agreement:

                            (A)  it is the only responsible entity of the
Deutsche Trust;

                            (B)  no action is proposed to remove it as
responsible entity of the Deutsche Trust;

                            (C)  there is no default under the terms of the
constitution of the Deutsche Trust; and

                            (D)  it has the power to enter into and perform this
Agreement; and

                            (E)  Deutsche as responsible entity, has a right of
indemnity out of the trust assets of the Deutsche Trust for all liabilities incurred by it under this Agreement in accordance with the terms of the trust.

      (b)   TVP.

                    (i) TVP No. 3 Fund Nominees Pty Limited as trustee of the TVP No. 3 Fund ("TVP") enters into this Agreement only in its capacity as trustee of the TVP No. 3 Fund (the "TVP FUND") and in no other capacity. A liability arising under or in connection with this Agreement is limited to and can be enforced against TVP in its capacity as trustee of the TVP No. 3 Fund only to the extent that it can be satisfied out of the property of the TVP No. 3 Fund out of which TVP is actually indemnified for the liability. This limitation of TVP's liability applies despite any other provision of this Agreement and extends to all liabilities and obligations of TVP in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

                    (ii) The parties hereto other than TVP may not sue TVP in any capacity other than as trustee of the TVP No. 3 Fund or seek the appointment of a receiver (except in relation to property of the TVP No. 3 Fund), a liquidator, an administrator, or any similar person to TVP or prove in any liquidation, administration or arrangement of or affecting TVP (except in relation to property of the TVP No. 3 Fund).

                    (iii) The provisions of this clause 14 do not apply to any obligation or liability of TVP to the extent that it is not satisfied because under the trust deed of the TVP No. 3 Fund or by operation of law there is a reduction in or limitation on the extent of TVP's indemnification out of the assets of the TVP No. 3 Fund, as a result of TVP's fraud, negligence or breach of trust.

                    (iv) TVP warrants that, in respect of the TVP No. 3 Fund, as at the date of this Agreement:

                            (A)  it is the only trustee of the TVP No. 3 Fund;

                            (B)  no action is proposed to remove it as trustee
of the TVP No. 3 Fund;

                            (C)  there is no default under the terms of the
constitution of TVP No. 3 Fund;

                            (D)  it has the power to enter into and perform this
Agreement; and

                            (E)  TVP as trustee, has a right of indemnity out of
the trust assets of the TVP No. 3 Fund for all liabilities incurred by it under this Agreement in accordance with the terms of the trust.

      (c)   STARFISH.

                    (i) Despite any other provision of this Agreement, Starfish Technology Fund 1, LP (an incorporated limited partnership under the Partnership Act 1958 (Vic)) ("STARFISH") is not liable to pay or satisfy, and no other party is entitled to enforce against Starfish any loss, cost, expense or damages suffered or incurred by or amounts owing to the other party which result from a breach or non performance of an obligation, representation or warranty (whether express, implied by law or otherwise) of Starfish under or in connection with this Agreement or any other Ancillary Agreements (as such term is defined in the Stock Exchange Agreement) (including in relation to any conduct, omission or transaction in relation to this Agreement or any other Ancillary Agreements) except to the extent that Starfish is able to realise assets of Starfish (other than assets by way of amounts owed by a general partner of Starfish or a general partner of that general partner of Starfish or rights of Starfish against a general partner of or a general partner of that general partner) to satisfy any liability for the loss, cost, expense or damages as well as satisfy all other actual or contingent debts and obligations of Starfish.

                    (ii) If, as a result of the operation of clause SECTION 14(c)(i) or otherwise, any other party does not recover all loss, cost, expense or damages suffered or incurred and amounts owing to the other party as a result of a breach or non performance of any obligation, representation or warranty of Starfish under or in connection with this Agreement or any other Ancillary Agreements (whether express or implied by applicable law or otherwise), the other party has no recourse to Starfish in respect of the shortfall and may not seek to recover the shortfall by applying to have Starfish wound up.

                    (iii) No attorney or agent appointed in accordance with this Agreement or any other Ancillary Agreements has the authority to act on behalf of Starfish in a way which exposes Starfish to any liability in excess of any amount for which Starfish may be liable under Section 14(c)(i) and (ii).

                    (iv) Each party hereto acknowledges and agrees that each general partner of

Starfish, each general partner of a general partner of Starfish, each limited partner of Starfish, each limited partner of a general partner of Starfish and each of their respective officers, employees, advisers, associates, Affiliates (as such term is defined in the Stock Exchange Agreement) and related bodies corporate:

                            (A)  is not liable under this Agreement or any other
Ancillary Agreements or in respect of any matter arising in connection with this Agreement or any other Ancillary Agreements to any person except to the extent that liability cannot be excluded by statute or regulation; and

                            (B)  is not the proper party to any claim or other
legal proceedings under this Agreement or any other Ancillary Agreements or in respect of any matter arising in connection with this Agreement or any other Ancillary Agreements.

      15.   MISCELLANEOUS.

      (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares or Registrable Stock), whether so expressed or not; PROVIDED, HOWEVER, that registration rights conferred herein on the holders of Preferred Shares, Common Stock or Registrable Stock shall only inure to the benefit of a transferee of Preferred Shares, Common Stock or Registrable Stock if (i) there is transferred to such transferee at least 300,000 shares of such stock (as appropriately adjusted for any stock split, dividend, subdivision or combination) issued prior to November 22, 2000 or originally issued pursuant to the Series A Preferred Stock Purchase Agreement or the Series B Preferred Stock Purchase Agreement or (ii) such transferee is a Qualified Transferee (as such term is defined in that certain Second Amended and Restated Stockholders Agreement, dated as of the date hereof, by and among the Company, and the other parties thereto (the "STOCKHOLDERS AGREEMENT")) and
(iii), that such transferee executes a writing agreeing to be bound by the provisions of this Agreement and the Stockholders Agreement (to the extent the same remains in effect).

      (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telexed, in the case of non-U.S. residents, addressed as follows:

            if to the Company or any other party hereto, at the address of such party set forth in the Stockholders Agreement with a copy to the Company's counsel John J. Egan, Esq., Goodwin Procter LLP, Exchange Place, Boston, MA 02109;

            if to any subsequent holder of Preferred Shares or Registrable Stock, to it at such address as may have been furnished to the Company in writing by such holder;

            or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares or Registrable Stock) or to the holders of Preferred Shares or Registrable Stock (in the case of the Company) in accordance with the provisions of this paragraph.

      (c) This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the Commonwealth of Massachusetts.

      (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the prior written consent of (i) the holders of a majority in interest of the outstanding shares of the Series A Preferred Stock,
(ii) the holders of at least two thirds of the outstanding shares of the Series B Preferred Stock, and (iii) the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock. Notwithstanding the foregoing, no amendment approved in accordance herewith shall be effective if and to the extent that such amendment grants to any one or more Investors any rights more favorable than any rights granted to all other Investors or otherwise treats any one or more Investors differently than all other Investors. In the event that any provision of this Agreement is amended by less than unanimous consent of the parties to this Agreement, a notice and copy of such amendment will be sent promptly to the parties subject to this Agreement who did not execute such amendment. To the extent that an amendment or waiver shall impose additional liabilities or obligations on an Investor beyond that already imposed on such Investor hereunder prior to such amendment or waiver, then such amendment or waiver will not be applied to or be enforceable against such Investor without the prior written consent of such Investor.

      (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any person who, after the date hereof, acquires Preferred Shares shall become a party to this Agreement as a "INVESTOR" and a holder of "Registrable Stock" for all purposes hereunder, all upon execution by such person and the Company of a counterpart of this Agreement.

      (f) The obligations of the Company to register shares of Registrable Stock under Sections 4, 5 or 6 shall terminate five years after the completion of its first underwritten firm commitment public offering pursuant to an effective registration under the Securities Act covering the offering or sale by the Company of its Common Stock.

      (g) If requested in writing by the underwriters for any underwritten public offering of securities of the Company, each holder of Registrable Stock who is a party to this Agreement shall agree not to sell publicly any shares of Registrable Stock or any other shares of Common Stock (other than shares of Registrable Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than (i) one hundred eighty (180) days following the effective date of the registration statement relating to such an offering that is the Company's initial underwritten public offering or (ii) ninety (90) days following the effective date of the registration statement relating to any other such offering; PROVIDED, HOWEVER, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this SECTION 15(g); and further provided, that any such lock-up agreement shall provide that if the managing underwriter releases any shares from the lock-up with respect to such offering prior to the scheduled expiration date, the managing underwriter shall release a PRO RATA portion of the Registrable Stock from such lock-up.

      (h) The Company shall not grant to any third party any registration rights comparable to or more favorable than any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

      (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

      (j) The Existing Registration Rights Agreement is of no further force and effect with respect to any party thereto and is superseded and replaced in its entirety by this Agreement. This Section 14(j) shall constitute a written consent pursuant to Section 14(d) of the Existing Registration Rights Agreement by the Requisite Holders with respect the foregoing.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

   IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.

                                            COMPANY:

                                            OPTIUM, INC.


                                            By: /s/ Eitan Gertel
                                               ---------------------------------
                                               Name: Eitan Gertel
                                               Title: President


                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                    INVESTORS:


                                    TL Ventures V Interfund L.P.


                                    By:  TL Ventures V LLC, its general partner


                                    By: /s/ Michael Burns
                                       -----------------------------------------
                                       Name: Michael Burns
                                       Title: Managing Director


                                    TL Ventures V L.P.


                                    By: TL Ventures V Management L.P., its
                                    general partner

                                    By:  TL Ventures V LLC, its Manager

                                    By: /s/ Michael Burns
                                       -----------------------------------------
                                       Name: Michael Burns
                                       Title: Managing Director

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                    INVESTORS:


                                    Battery Investment Partners VI, L.P.


                                    By: /s/ Morgan M. Jones
                                       -----------------------------------------
                                       Name: Morgan M. Jones
                                       Title: Managing Member



                                    Battery Ventures VI, LLC


                                    By: /s/ Morgan M. Jones
                                       -----------------------------------------
                                       Name: Morgan M. Jones
                                       Title: Managing Member

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                    INVESTORS:


                                    CIV, LLC


                                    By: /s/ Gregory E. Smith
                                       -----------------------------------------
                                       Name: Gregory E. Smith
                                       Title: President

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                    INVESTORS:


                                    Kalkhoven Pettit Levin & Johnson Ventures,
                                    LLC


                                    By: /s/ Russell A. Johnson
                                       -----------------------------------------
                                       Name: Russell A. Johnson
                                       Title: Managing Member

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                  INVESTORS:


                                  TPG Ventures, LLC


                                  By: /s/ Jeffrey D. Ekberg
                                      ------------------------------------------
                                      Name: Jeffrey D. Ekberg
                                      Title: Vice President

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                  HOLDERS:

                                  /s/ Paul Yu
                                  ---------------------------------------------
                                  Paul Yu

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                  HOLDERS AND INVESTORS:


                                  Paul G. Suchoski, Jr. Irrevocable Trust Dtd
                                  12/10/99


                              By: /s/  Sharon Teresa Suchoski and Eitan Gertel
                                  --------------------------------------------
                                  Name: Sharon Teresa Suchoski and Eitan Gertel
                                  Title: Co-Trustees

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                  HOLDERS AND INVESTORS:

                                  /s/ Paul Suchoski, Jr.
                                  ----------------------------------------------
                                  Paul Suchoski, Jr.

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                  HOLDERS AND INVESTORS:


                                  Eitan Gertel Irrevocable Trust 2001


                                  By: /s/ Morey H. Goldberg
                                     ------------------------------------------
                                     Name: Morey H. Goldberg
                                     Title: Trustee

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                  HOLDERS AND INVESTORS:


                                  ------------------------------------------
                                  Eitan Gertel

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                             INVESTORS:


                             Signed for an on behalf of DEUTSCHE ASSET
                             MANAGEMENT (AUSTRALIA) LIMITED ACN
                             076 098 596 in its capacity as trustee and manager AS RESPONSIBLE ENTITY OF THE
                             ERICSSON-DEUTSCHE TECHNOLOGY FUND
                             by its duly authorized attorneys in the presence of


                             Signature of Attorney: /s/ Matthew Koertge
                                                   --------------------
                             Name of Attorney: Matthew Koertge


                             Signature of Witness: /s/ Fiona Holyoke
                                                   -------------------
                             Name of Witness: Fiona Holyoke


                             Signature of Attorney: /s/ Kate Panlino
                                                   -------------------
                             Name of Attorney: Kate Panlino


                             Signature of Witness: /s/ Fiona Holyoke
                                                   -------------------
                             Name of Witness: Fiona Holyoke

                 Signature Page to Registration Rights Agreement

          IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                  INVESTORS:


                                  EXECUTED BY INTEL CAPITAL
                                  CORPORATION IN ACCORDANCE WITH ITS
                                  CONSTITUENT DOCUMENTS AND THE
                                  LAWS IN FORCE IN ITS PLACE OF
                                  INCORPORATION.


                                  By: /s/ Varun Kapur
                                     --------------------------------
                                     Title: Authorised Signatory

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                  INVESTORS:


                                  EXECUTED BY RIKEI CORPORATION IN
                                  ACCORDANCE WITH ITS CONSTITUENT
                                  DOCUMENTS AND THE LAWS IN FORCE IN
                                  ITS PLACE OF INCORPORATION.


                                  By: /s/ Katsuei Aoyagi
                                     --------------------------------
                                     Katsuei Aoyagi
                                     Title: President and CEO

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                  INVESTORS:


                                  TVP NO 3 FUND NOMINEES PTY LIMITED AS
                                  TRUSTEE OF THE TVP NO 3 FUND


                                  By: /s/ Mark Richards
                                     ---------------------------------------
                                     Title: Authorised Attorney


                                  By: [illegible]
                                     ---------------------------------------
                                     Witnessed:

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                  INVESTORS:


                                  SIGNED BY STARFISH VENTURES LTD. AS AGENT
                                  AND ATTORNEY FOR STARFISH TECHNOLOGY
                                  FUND 1, LP (AN INCORPORATED LIMITED
                                  PARTNERSHIP UNDER THE PARTNERSHIP
                                  ACT 1958 (VIC))


                                  By: /s/ Michael Panaccio
                                     ---------------------------------------
                                     Title: Director


                                  Michael Panaccio
                                  --------------------------------------
                                  Name of Director (print)


                                  /s/ John William Dyson
                                  ---------------------------------------
                                  John William Dyson
                                  ---------------------------------------
                                  Name of Director (print)

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.

                                  INVESTORS:


                                  Signed for Simon Poole by and on behalf of his duly authorised attorney Steven Frisken in the presence of:

                                  /s/ Steven Frisken
                                  -----------------------------------------
                                  Simon Poole

                                  /s/ A.E. Cochineas
                                  -----------------------------------------
                                  Witness

                                  A.E. Cochineas
                                  -----------------------------------------
                                  Name of Witness (print)

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.

                                  INVESTORS:


                                  Signed for and on behalf of Ian Clarke by his duly authorised attorney Steven Frisken in the presence of:

                                  /s/ Steven Frisken
                                  -----------------------------------------
                                   Ian Clarke

                                  /s/ A.E. Cochineas
                                  -----------------------------------------
                                  Witness

                                  A.E. Cochineas
                                  -----------------------------------------
                                  Name of Witness (print)

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.

                                  INVESTORS:


                                  Signed for and on behalf of Andrew Bartos by his duly appointed attorney Steven Frisken in the presence of:

                                  /s/ Steven Frisken
                                  ------------------------------------------
                                   Andrew Bartos

                                  /s/ A.E. Cochineas
                                  -----------------------------------------
                                  Witness

                                  A.E. Cochineas
                                  -----------------------------------------
                                  Name of Witness (print)

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.

                                  INVESTORS:


                                  Signed for and on behalf of Phillip Wickham by his duly authorised attorney Steven Frisken in the presence of:

                                  /s/ Steven Frisken
                                  -----------------------------------------
                                   Phillip Wickham

                                  /s/ A.E. Cochineas
                                  -----------------------------------------
                                  Witness

                                  A.E. Cochineas
                                  -----------------------------------------
                                  Name of Witness (print)

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.

                                  INVESTORS:


                                  Signed for and on behalf of Gina Frisken by her duly authorised attorney Steven Frisken:

                                  /s/ Steven Frisken
                                  -------------------------------------------
                                   Gina Frisken

                                  /s/
                                  -------------------------------------------
                                  Witness


                                  -----------------------------------
                                  Name of Witness (print)

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.

                                  INVESTORS:


                                  Signed for and on behalf of Andrew Kennedy by his duly appointed attorney Steven Frisken

                                  /s/ Steven Frisken
                                  ------------------------------------------
                                   Andrew Kennedy

                                  /s/ C.T. Allen
                                  ------------------------------------------
                                  Witness

                                  C.T. Allen
                                  -----------------------------------
                                  Name of Witness (print)

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.

                                  INVESTORS:


                                  Signed for and on behalf of Ian Ritchie by his duly authorised attorney Steven Frisken

                                  /s/ Steven Frisken
                                  ------------------------------------------
                                   Ian Ritchie

                                  /s/ C.T. Allen
                                  ------------------------------------------
                                  Witness

                                  C.T. Allen
                                  -----------------------------------
                                  Name of Witness (print)

                 Signature Page to Registration Rights Agreement

     IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Registration Rights Agreement as a sealed instrument as of the day and year first above written.


                                  INVESTORS:

                                 /s/ Russ Johnson
                                 -----------------------------------------
                                  Russ Johnson

                 Signature Page to Registration Rights Agreement